SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 15, 2004

                           Vermont Pure Holdings, Ltd.
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               (Exact Name of Registrant as Specified in Charter)

           Delaware                   000-31797                03-0366218
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(State or other jurisdiction         (Commission              (IRS Employer
      of incorporation)              File Number)         Identification Number)

                    87 Holly Court, Williston, Vermont 05495
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (802) 860-1126

                                       n/a
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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits

     Number                        Title
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      99.1         Press Release dated June 15, 2004

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On June 15, 2004, Vermont Pure Holdings, Ltd. issued the press release attached as Exhibit 99.1 to this Current Report on Form 8-K. The press release includes the non-GAAP financial measure of EBITDA which represents earnings before interest, income taxes, depreciation and amortization. EBITDA is included because management believes it is a useful tool for investors to assess the operating performance of the business in comparison to other businesses in the industry. In addition, EBITDA is a measure used to calculate one of the financial covenants for compliance with the Company's senior debt facility. Management believes that the most directly comparable GAAP financial measure is net income.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           Vermont Pure Holdings, Ltd.

                                           By: /s/ Bruce S. MacDonald
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                                               Bruce S. MacDonald
                                               Chief Financial Officer

Date: June 15, 2004

                                  EXHIBIT INDEX

     Number                        Title
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      99.1         Press Release dated June 15, 2004